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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       JANUARY 27, 2000
                                                   --------------------

                          CREDENCE SYSTEMS CORPORATION
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             (Exact name of registrant as specified in its charter)


        DELAWARE                      000-22366                   94-2878499
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

       215 FOURIER AVENUE, FREMONT, CALIFORNIA                          94539
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       (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code        (510) 657-7400
                                                      ------------------

                                      NONE
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On January 27, 2000, the Registrant issued a press release announcing the filing of a registration statement for a proposed follow-on offering of common stock.

Item 7.  Exhibits.

         Press Release disseminated on January 27, 2000 announcing the filing by Registrant of a registration statement for a proposed follow-on offering of common stock.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CREDENCE SYSTEMS CORPORATION
                                              ----------------------------
                                              (Registrant)


Date:  January 27, 2000                       By   /s/ Dennis P. Wolf
                                              ----------------------------

                                              Name:    Dennis P. Wolf
                                              Title:   Executive Vice President,
                                                       Chief Financial Officer
                                                       and Secretary

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                                INDEX TO EXHIBITS

      EXHIBIT NO.                        DESCRIPTION
      -----------                        -----------

          99.1 Press Release disseminated on January 27, 2000 announcing the filing by Registrant of a registration statement for a proposed follow-on offering of common stock.